Exhibit 10.5

                               FOURTH AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            CARRAMERICA REALTY, L.P.


                  THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CARRAMERICA REALTY, L.P. (this "Fourth Amendment"), dated as of December 31, 1998, is entered into by CarrAmerica Realty GP Holdings, Inc., a Delaware corporation, as general partner (the "General Partner") of CarrAmerica Realty, L.P. (the "Partnership"), for itself and on behalf of the limited partners of the Partnership.

                  WHEREAS, pursuant to the authority granted to the General Partner pursuant to the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), the General Partner desires to amend the Partnership Agreement to amend and restate Exhibit A thereto to reflect various issuances of Class B Units to the General Partner and CarrAmerica Realty LP Holdings, Inc.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends Exhibit A to the Partnership Agreement by replacing such Exhibit A with the Exhibit A attached to this Fourth Amendment.

                  All capitalized terms used in this Fourth Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

                  IN WITNESS WHEREOF, the undersigned has executed this Fourth Amendment as of the date first set forth above.

                                  CARRAMERICA REALTY GP HOLDINGS, INC.,
                                  as General Partner of CarrAmerica Realty, L.P. and on behalf of the Limited Partners of CarrAmerica Realty, L.P.


                                  By:    /s/ Linda A. Madrid
                                         -----------------------------------
                                  Name:  Linda A. Madrid
                                         -----------------------------------
                                  Title: Secretary
                                         -----------------------------------

                                    EXHIBIT A

                       PARTNERS AND PARTNERSHIP INTERESTS


                                             CLASS A         CLASS B        CLASS C
                                           PARTNERSHIP     PARTNERSHIP    PARTNERSHIP
      NAME AND ADDRESS OF PARTNER             UNITS           UNITS          UNITS
      ---------------------------             -----           -----          -----
GENERAL PARTNER:

CarrAmerica Realty GP                                        143,622
  Holdings, Inc.                                          Class B Units
1700 Pennsylvania Avenue, N.W.
Washington D.C.  20006


LIMITED PARTNERS:

CarrAmerica Realty LP                                      12,441,008
  Holdings, Inc.                                          Class B Units
1700 Pennsylvania Avenue, N.W.
Washington D.C.  20006

Jeffrey L. Minch                             190,796                        243,795
1402 Etheredge                            Class A Units                  Class C Units
Austin, Texas  78703



Frank P. Krasovec                            164,588                        243,795
c/o Littlefield Real Estate Company       Class A Units                  Class C Units
Congress at 6th Street
Austin, Texas  78701

Carlton R. Williams, Jr.                                                    52,003
c/o Littlefield Real Estate Company                                      Class C Units
Congress at 6th Street
Austin, Texas  78701

                                            CLASS D      CLASS E      AGREED INITIAL
                                          PARTNERSHIP  PARTNERSHIP       CAPITAL               PERCENTAGE
      NAME AND ADDRESS OF PARTNER            UNITS        UNITS          ACCOUNT                INTEREST
      ---------------------------            -----        -----          -------                --------
GENERAL PARTNER:

CarrAmerica Realty GP                                                  $ 4,129,273                1.00%
  Holdings, Inc.                                                                                (1.14% of
1700 Pennsylvania Avenue, N.W.                                                               Class B Units)
Washington D.C.  20006


LIMITED PARTNERS:

CarrAmerica Realty LP                                                  $349,060,750              86.62%
  Holdings, Inc.                                                                               (98.86% of
1700 Pennsylvania Avenue, N.W.                                                               Class B Units)
Washington D.C.  20006

Jeffrey L. Minch                                                       $10,484,508                3.03%
1402 Etheredge                                                                                 (20.08% of
Austin, Texas  78703                                                                         Class A Units,
                                                                                                45.18% of
                                                                                             Class C Units)

Frank P. Krasovec                                                       $9,852,240          2.85% (17.32% of
c/o Littlefield Real Estate Company                                                          Class A Units,
Congress at 6th Street                                                                          45.18% of
Austin, Texas  78701                                                                         Class C Units)

Carlton R. Williams, Jr.                                                $1,254,572                0.36%
c/o Littlefield Real Estate Company                                                             (9.64% of
Congress at 6th Street                                                                       Class C Units)
Austin, Texas  78701

                                             CLASS A         CLASS B        CLASS C
                                           PARTNERSHIP     PARTNERSHIP    PARTNERSHIP
      NAME AND ADDRESS OF PARTNER             UNITS           UNITS          UNITS
      ---------------------------             -----           -----          -----
Plaza Developers Holdings LLC                 11,452
7600 East Orchard Road                    Class A Units
Suite 430N
Englewood, Colorado  80111

Bristol Plaza                                 3,781
3100 Bristol Street                       Class A Units
Suite 260
Costa Mesa, California 92626

Bannockburn General Partnership              144,094
1401 Oak Knoll Avenue                     Class A Units
Pasadena, California 91106

James Lee Sorenson                           100,016
1405 East Siesta Drive                    Class A Units
Sandy, Utah 84093

Ralph B. Johnson                             100,016
433 East Holstein Way                     Class A Units
Murray, Utah 84107

Joseph T. Sorenson                            9,162
437 Evesham Drive                         Class A Units
Murray, Utah 84107

F. Tim Fenton                                 9,162
6290 Shenandoah Park Avenue               Class A Units
Salt Lake City, Utah 84107

James LeVoy Sorenson                          84,789
2511 South West Temple                    Class A Units
Salt Lake City, Utah 84115

                                            CLASS D             CLASS E              AGREED INITIAL
                                          PARTNERSHIP         PARTNERSHIP               CAPITAL               PERCENTAGE
      NAME AND ADDRESS OF PARTNER            UNITS               UNITS                  ACCOUNT                INTEREST
      ---------------------------            -----               -----                  -------                --------
Plaza Developers Holdings LLC                                                           $280,000                 0.08%
7600 East Orchard Road                                                                                         (1.21% of
Suite 430N                                                                                                  Class A Units)
Englewood, Colorado  80111

Bristol Plaza                                                                          $100,000                 0.03%
3100 Bristol Street                                                                                           (0.40% of
Suite 260                                                                                                   Class A Units)
Costa Mesa, California 92626

Bannockburn General Partnership                                                       $4,553,364                1.00%
1401 Oak Knoll Avenue                                                                                         (15.17% of
Pasadena, California 91106                                                                                  Class A Units)

James Lee Sorenson                                                                    $2,945,465                0.70%
1405 East Siesta Drive                                                                                        (10.53% of
Sandy, Utah 84093                                                                                           Class A Units)

Ralph B. Johnson                                                                      $2,945,465                0.70%
433 East Holstein Way                                                                                         (10.53% of
Murray, Utah 84107                                                                                          Class A Units)

Joseph T. Sorenson                                                                     $269,838                 0.06%
437 Evesham Drive                                                                                             (0.96% of
Murray, Utah 84107                                                                                          Class A Units)

F. Tim Fenton                                                                          $269,838                 0.06%
6290 Shenandoah Park Avenue                                                                                   (0.96% of
Salt Lake City, Utah 84107                                                                                  Class A Units)

James LeVoy Sorenson                                                                  $2,497,036                0.59%
2511 South West Temple                                                                                        (8.93% of
Salt Lake City, Utah 84115                                                                                  Class A Units)

                                             CLASS A         CLASS B        CLASS C
                                           PARTNERSHIP     PARTNERSHIP    PARTNERSHIP
      NAME AND ADDRESS OF PARTNER             UNITS           UNITS          UNITS
      ---------------------------             -----           -----          -----
MSI, Inc.                                    132,255
Arrow Press Square                        Class A Units
165 South West Temple
Suite 300
Salt Lake City, Utah 84101

Gary S. Carr, Trustee of the Carr Family
  Trust u/d/t/ dated June 20, 1985
2560 Peninsula Road
Oxnard, California  93035

Jack D. McCormick, Trustee of the
  McCormick Family Trust
 u/d/t dated January 20, 1982
5243 East Desert Park Lane
Paradise Valley, Arizona  85253

Robert D. Lambert and Patricia M.
 Lambert, Co-Trustees of the Lambert
 Family Trust u/d/t/ dated
 September 3, 1980
7241 Whitehall Lane
West Hills, California  91307

Raymond S. Lambert and Rose M.
 Lambert, Co-Trustees of the Lambert
 Family Trust u/d/t/ dated
 November 14, 1980
17447 Parthenia Street
Northridge, California  91352

Patricia S. Carr, Trustee of the
Patricia S.
 Carr Living Trust u/d/t/ dated
 May 19, 1993
1560 Grandview
Glendale, California

                                             CLASS D             CLASS E              AGREED INITIAL
                                           PARTNERSHIP         PARTNERSHIP               CAPITAL               PERCENTAGE
      NAME AND ADDRESS OF PARTNER             UNITS               UNITS                  ACCOUNT                INTEREST
      ---------------------------             -----               -----                  -------                --------
MSI, Inc.                                                                              $3,894,898                0.92%
Arrow Press Square                                                                                             (13.92% of
165 South West Temple                                                                                        Class A Units)
Suite 300
Salt Lake City, Utah 84101

Gary S. Carr, Trustee of the Carr Family      24,408                                    $712,409                 0.17%
  Trust u/d/t/ dated June 20, 1985         Class D Units                                                       (8.99% of
2560 Peninsula Road                                                                                          Class D Units)
Oxnard, California  93035

Jack D. McCormick, Trustee of the             48,816                                   $1,424,817                0.34%
  McCormick Family Trust                   Class D Units                                                       (17.99% of
 u/d/t dated January 20, 1982                                                                                Class D Units)
5243 East Desert Park Lane
Paradise Valley, Arizona  85253

Robert D. Lambert and Patricia M.
 Lambert, Co-Trustees of the Lambert          86,865                                   $2,535,372                0.61%
 Family Trust u/d/t/ dated                 Class D Units                                                       (32.01% of
 September 3, 1980                                                                                           Class D Units)
7241 Whitehall Lane
West Hills, California  91307

Raymond S. Lambert and Rose M.                86,865                                   $2,535,372                0.61%
 Lambert, Co-Trustees of the Lambert       Class D Units                                                       (32.01% of
 Family Trust u/d/t/ dated                                                                                   Class D Units)
 November 14, 1980
17447 Parthenia Street
Northridge, California  91352

Patricia S. Carr, Trustee of the              24,409                                    $712,438                 0.17%
Patricia S.                                Class D Units                                                       (8.99% of
 Carr Living Trust u/d/t/ dated                                                                              Class D Units)
 May 19, 1993
1560 Grandview
Glendale, California

                                             CLASS A         CLASS B        CLASS C
                                           PARTNERSHIP     PARTNERSHIP    PARTNERSHIP
      NAME AND ADDRESS OF PARTNER             UNITS           UNITS          UNITS
      ---------------------------             -----           -----          -----

Phoenix West Associates, Ltd.
2295 Corporate Boulevard, NW
Suite 222
Boca Raton, Florida  33431

Versailles Associates Limited
Partnership
2295 Corporate Boulevard, NW
Suite 222
Boca Raton, Florida  33431

Lakeview 436 Associates, Ltd.
2295 Corporate Boulevard, NW
Suite 222
Boca Raton, Florida  33431

Pines Realty Associates, Ltd.
2295 Corporate Boulevard, NW
Suite 222
Boca Raton, Florida  33431                 ____________     __________    __________

TOTAL:                                          950,111     12,584,630       539,593
                                           ============    ===========    ==========

                                              CLASS D             CLASS E              AGREED INITIAL
                                            PARTNERSHIP         PARTNERSHIP               CAPITAL               PERCENTAGE
      NAME AND ADDRESS OF PARTNER              UNITS               UNITS                  ACCOUNT                INTEREST
      ---------------------------              -----               -----                  -------                --------
Phoenix West Associates, Ltd.                                      5,884                 $176,157                  .04%
2295 Corporate Boulevard, NW                                   Class E Units                                    (35.62% of
Suite 222                                                                                                     Class E Units)
Boca Raton, Florida  33431

Versailles Associates Limited                                      5,039                 $150,864                  .04%
Partnership                                                    Class E Units                                    (30.50% of
2295 Corporate Boulevard, NW                                                                                  Class E Units)
Suite 222
Boca Raton, Florida  33431

Lakeview 436 Associates, Ltd.                                      2,748                  $82,275                  .02%
2295 Corporate Boulevard, NW                                   Class E Units                                    (16.63% of
Suite 222                                                                                                     Class E Units)
Boca Raton, Florida  33431

Pines Realty Associates, Ltd.                                      2,849                  $85,299                  .02%
2295 Corporate Boulevard, NW                                   Class E Units                                    (17.25% of
Suite 222                                                                                                     Class E Units)
Boca Raton, Florida  33431                   __________           __________            _____________          ____________

TOTAL:                                          271,363              16,520             $400,952,250                100.00%
                                             ==========          ==========            =============           ===========
